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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported) March 5, 2002

                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-50290                   48-1195807
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 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

1901 West 47th Place, Suite 105, Westwood, KS                       66205
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   (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code  (913) 514-3200
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                                    No Change
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          (Former name or former address, if changed since last report)


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    Item 5.  Other Events


         In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1, by NovaStar Mortgage Funding Trust, Series 2002-1, as to be described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable

    (b)  Not applicable

    (c) Exhibit 99.1 - Related Computational Materials (as defined in Item 5 above).

         Exhibit 99.2 -- Related Revised Computational Materials (as defined in
         Item 5 above).


         Exhibit 99.3 -- Related Revised Computational Materials (as defined in
         Item 5 above).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NOVASTAR MORTGAGE FUNDING CORPORATION
                                    Registrant



                                    By: /s/ Kelly Meinders
                                        ---------------------------------------
                                        Name:   Kelly Meinders
                                        Title:  Vice President




Dated:  March 5, 2002

                                  EXHIBIT INDEX
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Exhibit No.      Description
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99.1             Related Computational Materials (as defined in Item 5 above).

99.2 Related Revised Computational Materials (as defined in Item 5 above).

99.3 Related Revised Computational Materials (as defined in Item 5 above).